Putnam
High Yield
Advantage
Fund

SEMIANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent rating agency, awarded Putnam High Yield Advantage Fund's class A shares a rating of 4 out of 5 stars for overall performance, based on the fund's average annual return for the 3-, 5-, and 10-year periods ended June 30, 1998. Only 22.5% of the 1,468 taxable bond funds rated received 4 stars.*


   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

32 Financial statements

* Past performance is not indicative of future results. Morningstar ratings are subject to change every month and are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. For the 3-, 5-, and 10-year periods ended June 30, 1998, there were 1,468, 890, and 337 funds in the fixed-income category, respectively. The fund received 4 stars for the 3-, 5-, and 10-year periods. 22.5% of the funds in an investment category receive 4 stars. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to quality in the aftermath of events in Asia temporarily stalled the U.S. high-yield bond market in late 1997 as investors flocked to the safety of U.S. Treasury issues. But by the time Putnam High Yield Advantage Fund closed the first half of its fiscal year on May 31, 1998, the lower-rated high-yield bonds in which your fund invests had become markedly more attractive.

The Federal Reserve Board's decision to maintain its hands-off position on interest rates helped reassure investors about economic prospects. But it was the continued trend of merger and acquisition activity that was the main driver of the high-yield bond market during the period.

In the report that follows, Fund Manager Rosemary Thomsen provides greater detail about the market environment in which your fund delivered its positive semiannual results. Then she offers her views on prospects for the remainder of fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Rosemary H. Thomsen

A positive economic backdrop in the United States, combined with strong market fundamentals, helped propel high-yield bond prices in the past several months. At the same time, these bonds continued to make good on their promise of above-average income. Putnam High Yield Advantage Fund's performance for the six months ended May 31, 1998, exemplifies both of these trends. Your fund's class A shares provided a total return of 5.11% at net asset value and 0.08% at public offering price, along with an SEC yield of 9.09% at net asset value at period's end (8.65% at public offering price). For more information on the fund's performance, including returns for other share classes, please see pages 8 and 9.

* FLIGHT TO QUALITY SUBSIDES IN '98

In the fourth quarter of 1997, with the Asian financial crisis under way, a so-called flight to quality touched off a temporary setback for high-yield bonds as investors flocked to U.S. Treasury bonds and other safe-haven investments. In the uproar that often accompanies major economic events, investors were concerned that corporate issuers in the United States would be adversely affected by Asia's economic woes. Driven in part by the increased demand, long-term Treasuries outperformed high-yield corporate bonds in December.

Corporate America continued to flourish, not yet affected by events in Asia. The overall economy grew at an annualized rate of 4.8% in the first quarter of 1998. Consumer spending soared, and yet inflation recorded its smallest increase in 30 years. In fact, the Asian effect soon became a positive force for fixed-income investors who were counting on the negative trade effects of the Asian slump to offset any price increases in the United States. At a minimum, Asia's economic problems appear to have put the Federal Reserve Board's monetary policy on hold, enabling investors to feel more comfortable owning lower-rated bonds.

Investors returned to the high-yield bond market in early 1998 and bid prices higher across several industries. Also driving the market was a merger and acquisition boom. After December, high-yield bonds outperformed long-term Treasury bonds for the remainder of the period as measured by the First Boston High Yield Index and the Lehman Brothers Long Treasury Bond Index.

* FUND BENEFITS FROM TELECOMMUNICATIONS STRENGTH

During the period, the fund's exposure to the telecommunications sector increased to more than 15% of net assets. While the increase in telecommunications holdings reflects the sector's growth prospects, it is not a deliberate sector play on our part. Rather than focusing on key sectors, additions to the portfolio are made on a company-by-company basis with an emphasis on company-level research.

The large increase in telecommunications holdings was due in part to the flood of attractive high-yield issues that came to market in recent months, many of which were issued by telecommunications companies with exciting prospects for business growth. Global Crossing is a good example. The company is developing undersea fiber-optic cable systems to help satisfy the growing demand for reliable global telecommunications. Global Crossing's Atlantic crossing cable is expected to link the United States, the United Kingdom, the Netherlands, and Germany by early 1999. The company is involved in several other undersea projects in the Atlantic and Pacific oceans as well. While this holding and others discussed in this report were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications     15.1%

Cellular
communications          6.7%

Cable television        6.2%

Oil and gas             5.4%

Broadcasting            5.1%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

New high-yield issuance was so strong during the period -- $43.4 billion in the first quarter of 1998 alone -- that many companies competed for investor attention by offering double-digit yields. The inclusion in the portfolio of some of these new issues helped generate a substantial level of income for the fund.

While new issues helped increase the fund's yield, merger and acquisition activity helped boost the fund's net asset value. For example, fund holding Teleport Communications Group was bought at a premium by AT&T during the period. Teleport is a successful competitive local exchange carrier, providing local phone service nationwide by using wireless and fiber-optic technologies to compete with local phone companies. In the past, long-distance companies have had to pay access charges to local phone companies in order to connect to homes. With the acquisition of Teleport, AT&T can eliminate those charges in many markets.

Other holdings benefiting from merger activity during the period were Florida Coast Paper and Stone Container Corporation. Stone (a half owner of Florida Coast Paper) announced its agreement to merge with the Jefferson Smurfit Corporation to create one of the world's largest manufacturers of paperboard and paper-based packaging. Florida Coast's bonds traded up more than 10% before we took profits.

Other companies that contributed to the fund's positive performance during the period include Fox/Liberty, whose cable sports network owns exclusive rights to cover the games of certain professional teams; and Transamerican Energy, whose Louisiana refinery came closer to actual production during the period.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Transamerican Energy stepped-coupon, 2002
Oil and gas

Midland Funding Corp. Series A, 11.75%, 2005
Electric utilities

Global Crossing Holdings, 9.625%, 2008
Telecommunications

Diamond Cable Communications Co. stepped-coupon, 2005
Cable television

NEXTEL Communications, Inc. Series E, 11.125 preferred
Cellular communications

NTL Inc. stepped-coupon, 2008
Cable television

Cencall Communications Corp. stepped-coupon, 2004
Cellular communications

Transamerican Energy Series B, 11.5%, 2002
Oil and gas

NEXTEL Communications, Inc. stepped-coupon, 2007
Cellular communications

NEXTEL Communications, Inc. stepped-coupon, 2008
Cellular communications

These holdings represent 8.9% of the fund's net assets as of 5/31/98. Portfolio holdings will vary over time.

* MARKET FUNDAMENTALS REMAIN STRONG

In our view, the outlook for high-yield bonds is extremely favorable. We believe inflation poses no real threat to fixed-income investors and that gross domestic product growth in the second quarter of 1998 will slow to roughly half that of the first quarter, sparking renewed interest in the bond market. Unlike the stock market, in which valuations are high, the constant supply of new high-yield issues should continue to offer attractive investment opportunities. At present, yields are more than three percentage points higher than Treasuries on average, and credit-rating upgrades continue to outnumber downgrades. As always, we intend to remain diligent on credit selection, seeking opportunities for income and price appreciation in companies we believe will benefit from the current economic and market environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                          Class A           Class B            Class M
(inception date)         (3/25/86)         (5/16/94)          (12/1/94)
                       NAV      POP      NAV      CDSC      NAV      POP
------------------------------------------------------------------------
6 months              5.11%    0.08%    4.75%    -0.25%    4.99%    1.62%
------------------------------------------------------------------------
1 year               13.52     8.15    12.75      7.75    13.38     9.75
------------------------------------------------------------------------
5 years              61.87    54.13    54.59     52.65    59.84    54.68
Annual average       10.11     9.04     9.10      8.83     9.83     9.12
------------------------------------------------------------------------
10 years            190.06   176.24   165.65    165.65   181.61   172.54
Annual average       11.24    10.70    10.26     10.26    10.91    10.55
------------------------------------------------------------------------
Life of fund        243.66   227.29   207.75    207.75   230.07   219.25
Annual average       10.67    10.22     9.67      9.67    10.30    10.00
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                        Lehman Bros.     First Boston
                       Corporate Bond   High Yield Bond     Consumer
                           Index            Index          Price Index
------------------------------------------------------------------------
6 months                   4.49%            5.04%             0.80%
------------------------------------------------------------------------
1 year                    12.14            12.25              1.69
------------------------------------------------------------------------
5 years                   46.33            66.89             12.90
Annual average             7.91            10.79              2.46
------------------------------------------------------------------------
10 years                 158.37           205.05             38.55
Annual average             9.96            11.80              3.32
------------------------------------------------------------------------
Life of fund             194.47           269.38             49.63
Annual average             9.28            11.34              3.37
------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/98

                             Class A         Class B           Class M
------------------------------------------------------------------------
Distributions (number)          6               6                 6
------------------------------------------------------------------------
Income                       $0.482          $0.446            $0.470
------------------------------------------------------------------------
Capital gains                   --              --               --
------------------------------------------------------------------------
  Total                      $0.482          $0.446            $0.470
------------------------------------------------------------------------
Share value:                NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------
11/30/97                   $9.96   $10.46      $9.92      $9.95   $10.28
------------------------------------------------------------------------
5/31/98                     9.98    10.48       9.94       9.97    10.30
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate1      9.39%    8.93%      8.69%      9.15%    8.85%
------------------------------------------------------------------------
Current 30-day SEC yield2   9.09     8.65       8.25       8.81     8.52
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                          Class A           Class B           Class M
(inception date)         (3/25/86)         (5/16/94)         (12/1/94)
                       NAV      POP      NAV      CDSC      NAV      POP
------------------------------------------------------------------------
6 months              3.81%   -1.13%    3.45%    -1.50%    3.69%    0.27%
------------------------------------------------------------------------
1 year               11.72     6.38    10.96      5.96    11.46     7.81
------------------------------------------------------------------------
5 years              58.16    50.70    51.12     49.22    56.14    51.04
Annual average        9.60     8.55     8.61      8.33     9.32     8.60
------------------------------------------------------------------------
10 years            183.16   169.64   159.32    159.32   174.90   165.97
Annual average       10.97    10.43    10.00     10.00    10.64    10.28
------------------------------------------------------------------------
Life of fund        243.60   227.23   207.51    207.51   229.91   219.10
Annual average       10.58    10.14     9.59      9.59    10.22     9.92
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued fixed-income non-convertible securities frequently used as a general measure of the performance of the corporate bond market.

First Boston High Yield Bond Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
May 31, 1998 (Unaudited)




CORPORATE BONDS AND NOTES (82.0%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE

Advertising (0.5%)
-------------------------------------------------------------------------------------------------------------
          $ 6,490,000  Interact Systems, Inc. 144A stepped-coupon zero %
                         (14s, 8/1/99), 2003 (STP)                                             $    2,596,000
            3,890,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                            4,152,575
            7,490,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                          7,639,800
            8,325,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                      8,491,500
                                                                                               --------------
                                                                                                   22,879,875

Aerospace and Defense (1.4%)
-------------------------------------------------------------------------------------------------------------
            8,830,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                8,852,075
            6,220,000  BE Aerospace, Inc. 144A sr. sub. notes 8s, 2008                              6,188,900
            3,890,000  Burke Industries, Inc. company guaranty 10s, 2007                            3,967,800
            4,490,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                     4,602,250
            3,650,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                         10 3/8s, 2007                                                              4,033,250
            6,910,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                         6,927,275
            6,790,000  Moog Inc. sr. sub. notes Ser. B, 10s, 2006                                   7,282,275
            9,800,000  Sabreliner Corp. sr. notes Ser. B, 12 1/2s, 2003                            10,290,000
            2,750,000  Sequa Corp. bonds 8 3/4s, 2001                                               2,811,875
            1,150,000  Sequa Corp. med. term notes Ser. A, 10.15s, 2001                             1,204,982
            2,610,000  Sequa Corp. sr. notes 9 5/8s, 1999                                           2,701,350
            1,875,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                      1,950,000
            3,600,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                     3,870,000
            4,650,000  United Defense Industries Inc. company
                         guaranty 8 3/4s, 2007                                                      4,696,500
                                                                                               --------------
                                                                                                   69,378,532

Agriculture (0.5%)
-------------------------------------------------------------------------------------------------------------
           12,211,222  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                 13,188,120
           11,310,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                             11,592,750
                                                                                               --------------
                                                                                                   24,780,870

Airlines (1.1%)
-------------------------------------------------------------------------------------------------------------
            7,340,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                7,312,475
           12,470,000  Canadian Airlines Corp. sec. 10s, 2005 (Canada)                             12,672,610
            8,085,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                            8,570,100
           14,000,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                          14,700,000
            7,670,000  Trans World Airlines, Inc. 144A notes 11 3/8s, 2006                          7,670,000
                                                                                               --------------
                                                                                                   50,925,185

Apparel (0.7%)
-------------------------------------------------------------------------------------------------------------
            5,375,000  GFSI, Inc. sr. disc. notes stepped-coupon Ser. B,
                         zero % (11 3/8s, 9/15/04), 2009 (STP)                                      6,020,000
           17,555,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                               17,906,100
            7,140,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                 7,729,050
            3,645,000  William Carter Co. 144A sr. sub. notes 12s, 2008                             3,927,488
                                                                                               --------------
                                                                                                   35,582,638

Automotive Parts (0.5%)
-------------------------------------------------------------------------------------------------------------
            8,677,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                        9,577,239
            1,500,000  Aftermarket Technology Corp. sr. sub. notes
                         Ser. D, 12s, 2004                                                          1,655,625
            5,000,000  American Axel & Manufacturing Bank Term Loan B,
                         FRN 8.063s, 2005                                                           5,000,000
            8,565,000  Safety Components International, Inc. sr. sub. notes
                         Ser. B, 10 1/8s, 2007                                                      8,971,838
                                                                                               --------------
                                                                                                   25,204,702

Banks (3.5%)
-------------------------------------------------------------------------------------------------------------
           21,850,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                          17,922,244
            4,000,000  Advanta Corp. med. term notes Ser. C, 7.02s, 1999                            3,939,600
            9,200,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                               8,598,412
              850,000  Advanta Corp. notes Ser. D, 6.98s, 2002                                        784,236
            3,000,000  Advanta Corp. med. term notes Ser. D, 6.65s, 2000                            2,886,780
            1,700,000  Advanta Corp. med. term notes Ser. D, 6.584s, 2000                           1,634,686
            1,215,000  Advanta Corp. med. term notes Ser. D, 6.54s, 2000                            1,165,914
            3,685,000  Albank Capital Trust 144A company guaranty
                         Ser. AI, 9.27s, 2027                                                       4,216,193
            5,525,000  Colonial Capital I 144A company guaranty 8.92s, 2027                         6,005,848
            7,385,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                       8,480,122
            2,100,000  First Federal Financial Corp. notes 11 3/4s, 2004                            2,268,000
            2,530,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                            2,858,900
           10,875,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                      12,125,625
           12,325,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                       12,941,250
           13,940,000  Greenpoint Capital Trust I company guaranty
                         9.1s, 2027                                                                15,648,626
            2,640,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                      2,587,200
              980,000  Korea Development Bank bonds 7 3/8s, 2004 (Korea)                              826,434
           14,925,000  Korea Development Bank bonds 7 1/8s, 2001 (Korea)                           13,417,127
            2,915,000  North Fork Capital Trust I company guaranty 8.7s, 2026                       3,225,564
            2,620,000  Ocwen Capital Trust company guaranty 10 7/8s, 2027                           2,855,800
            2,990,000  Ocwen Federal Bank sub. deb. 12s, 2005                                       3,289,000
            6,310,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                    7,193,400
            3,675,000  Onbank & Trust Co. company guaranty 9 1/4s, 2027                             4,293,215
            3,555,000  Peoples Heritage Capital Trust company guaranty
                         Ser. B, 9.06s, 2027                                                        3,929,661
            2,900,000  Provident Capital Trust company guaranty 8.6s, 2026                          3,093,633
            6,470,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                  6,966,249
            7,865,000  Sovereign Capital Trust company guaranty 9s, 2027                            8,601,715
            4,460,000  Tokai Corp. 144A bonds FRB 11.0914s, 2049 (Japan)                            4,147,800
            2,815,000  Webster Capital Trust I 144A bonds 9.36s, 2027                               3,142,300
                                                                                               --------------
                                                                                                  169,045,534

Basic Industrial Products (0.7%)
-------------------------------------------------------------------------------------------------------------
           10,730,000  Grove Investors LLC 144A 14 1/2s, 2010                                      10,730,000
            5,180,000  Koppers Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                    5,335,400
           13,915,000  UCAR Carbide Global Enterprises sr. sub. notes
                         Ser. B, 12s, 2005                                                         15,062,988
                                                                                               --------------
                                                                                                   31,128,388

Broadcasting (4.4%)
-------------------------------------------------------------------------------------------------------------
           10,000,000  Acme Television sr. disc. notes stepped-coupon
                         zero % (10 7/8s, 9/30/00), 2004 (STP)                                      8,200,000
           19,445,000  Allbritton Communications Co. sr. sub. deb.
                         Ser. B, 9 3/4s, 2007                                                      20,271,413
            8,755,000  Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                             8,886,325
            2,000,000  American Radio Systems sr. sub. notes 9 3/4s, 2005                           2,175,000
            5,030,000  American Radio Systems Corp. company guaranty 9s, 2006                       5,382,100
            8,895,000  Australias Holdings Ltd. sr. disc. notes stepped-coupon zero % (15s, 11/01/00), 2002 (Australia)
                         (In Default) (STP) (NON)                                                   1,779,000
               72,546  Australis Media, Ltd. sr. disc. notes stepped-coupon 1 3/4s,
                         (15 3/4s 5/15/00), 2003 (Australia)(In Default)(STP) (NON)                     3,627
            2,709,587  Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                         (Australia)(In Default)(NON)                                               1,869,615
            3,880,000  Azteca Holdings S.A. sr. notes 11s, 2002                                     3,957,600
            9,175,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                10,321,875
           12,935,000  Benedek Communications Corp. sr. disc. notes
                         stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                      10,153,975
            4,965,000  Busse Broadcasting Corp. sr. notes 11 5/8s, 2000                             5,324,963
           11,220,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                         zero % (12 3/4s, 2/1/02), 2009 (STP)                                       8,443,050
            5,425,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                             5,614,875
            3,150,000  Central European Media Enterprises Ltd. sr. notes
                         9 3/8s, 2004                                                               3,118,500
            5,350,300  Citadel Broadcasting Inc. sr. sub. notes 10 1/4s, 2007                       5,858,579
           19,210,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                         zero % (10 1/4s, 11/1/02), 2007 (STP)                                     11,958,225
           25,270,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                           24,638,250
           15,000,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                         zero % (9 3/4s, 8/15/02), 2007 (STP)                                      10,125,000
            4,430,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                              4,485,375
            7,260,000  Granite Broadcasting Corp. 144A sr. sub. notes 8 7/8s, 2008                  7,278,150
           10,000,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon
                         zero % (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                             7,800,000
            5,745,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                            6,046,613
            2,010,000  Jacor Communications, Inc. company guaranty
                         9 3/4s, 2006                                                               2,170,800
            5,000,000  Panavision Term Loan B 8 1/8s, 2005                                          5,000,000
            9,080,000  PHI Holdings Inc. sr. sub notes 16s, 2001                                    6,574,828
           10,480,000  Radio One Inc. company guaranty stepped-coupon
                         Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                    10,689,600
            7,690,000  SFX Entertainment Inc. 144A sr. sub. notes 9 1/8s, 2008                      7,536,200
            1,000,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                         1,145,000
            4,245,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                           4,796,850
            1,950,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                      2,003,625
            3,885,000  Wireless One, Inc. sr. notes 13s, 2003                                         922,688
                                                                                               --------------
                                                                                                  214,531,701

Building and Construction (0.8%)
-------------------------------------------------------------------------------------------------------------
            4,700,000  American Architectural Products Corp. 144A sr. notes
                         11 3/4s, 2007                                                              4,911,500
            3,800,000  Atrium Companies, Inc. 144A sub. notes 10 1/2s, 2006                         3,990,000
           19,730,000  MCII Holdings notes stepped-coupon zero %
                         (12s, 11/15/98), 2002 (STP)                                               18,546,200
            7,650,000  Doskocil Manufacturing Co 144A sr. sub. notes
                         10 1/8s, 2007                                                              8,109,000
            5,000,000  Terex Corp. sr. sub notes 8.18s, 2005                                        5,000,000
                                                                                               --------------
                                                                                                   40,556,700

Building Products (0.4%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Colombia Holdings sr. notes 10s, 1999                                        3,060,000
            4,360,000  Jackson Products, Inc. 144A company guaranty
                         9 1/2s, 2005                                                               4,392,700
            6,325,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                             7,052,375
            3,350,000  Waxman Industries Inc. sr. notes stepped-coupon
                         Ser. B, zero % (12 3/4s, 6/1/99), 2004 (STP)                               3,023,375
                                                                                               --------------
                                                                                                   17,528,450

Business Equipment and Services (0.7%)
-------------------------------------------------------------------------------------------------------------
            4,420,000  ATC Group Services Inc. 144A sr. sub. notes 12s, 2008                        4,110,600
            8,170,000  CEX Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                          8,210,850
            8,689,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                              9,818,570
            8,158,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                   9,300,120
                                                                                               --------------
                                                                                                   31,440,140

Cable Television (6.2%)
-------------------------------------------------------------------------------------------------------------
           16,455,000  Adelphia Communications Corp. sr. notes
                         Ser. B, 9 7/8s, 2007                                                      17,606,850
            2,000,000  Adelphia Communications Corp. sr. notes
                         9 1/2s, 2004 (PIK)                                                         2,090,000
            9,000,000  Charter Communications International notes
                         stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 (STP)                   7,245,000
            2,250,000  Charter Communications International sr. notes
                         Ser. B, 11 1/4s, 2006                                                      2,475,000
           17,490,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                         (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                   14,385,525
            8,750,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                              10,150,000
            3,000,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                    3,090,000
            6,330,000  CTI Holdings S.A. 144A sr. notes stepped-coupon
                         zero % (11 1/2s, 4/15/03), 2008 (STP)                                      3,623,925
            1,600,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                         (United Kingdom) (STP)                                                     1,488,000
           51,775,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                         (United Kingdom) (STP)                                                    41,549,438
            2,075,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                         (United Kingdom) (STP)                                                     1,475,844
            6,000,000  FrontierVision Operating Partners sr. notes L.P. 8.156s, 2006                6,007,500
            3,530,000  Globo Communicacoes 144A sr. notes
                         10 5/8s, 2008 (Brazil)                                                     3,406,450
            2,070,000  Globo Communicacoes 144A sr. notes
                         10 1/2s, 2006 (Brazil)                                                     2,067,413
          $4,170,000   Globo Communicacoes 144A company guaranty
                         10 1/2s, 2006 (Brazil)                                                     4,086,600
           24,750,000  International Cabletel, Inc. sr. notes stepped-coupon
                         Ser. B, zero % (11 1/2s, 2/01/01), 2006 (STP)                             20,295,000
         $29,100,000   Knology Holdings Inc. sr. disc. notes stepped-coupon
                         zero % (11 7/8s, 10/15/02), 2007 (STP)                                    17,059,875
           10,400,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                         zero % (14 1/4s, 6/15/00), 2005 (STP)                                      9,516,000
            8,600,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                        9,202,000
           57,120,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                         (9 3/4s, 4/01/03), 2008 (United Kingdom) (STP)                            37,056,600
            6,000,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                   6,780,000
            3,050,000  RBS Participacoes S.A. 144A company guaranty
                         11s, 2007 (Brazil)                                                         2,973,750
           20,325,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                         (11 1/8s, 10/15/02), 2007 (STP)                                           13,363,688
           21,950,000  RCN Corp. 144A sr. disc. notes stepped-coupon
                         zero % (9.8s, 2/15/03), 2008 (STP)                                        13,828,500
            8,820,000  Supercanal Holdings S.A. 144A sr. notes
                         11 1/2s, 2005 (Argentina)                                                  8,643,600
           28,440,000  21st Century Telecom Group 144A sr. disc. notes
                         stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                      16,210,800
           10,000,000  TV Azteca S.A. De C.V. sr. notes Ser. A,
                         10 1/8s, 2004 (Mexico)                                                    10,200,000
           20,110,000  United International Holdings sr. disc. notes stepped-coupon
                         Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                             12,518,475
                                                                                               --------------
                                                                                                  298,395,833

Cellular Communications (5.6%)
-------------------------------------------------------------------------------------------------------------
            4,830,000  American Cell Corp 144A sr. notes 10 1/2s, 2008                              4,781,700
           21,400,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                         (13 1/2s, 3/15/98), 2004 (STP)                                            22,577,000
           35,457,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                         zero % (14s, 10/1/02), 2007 (STP)                                         20,299,133
           35,865,000  Cencall Communications Corp. sr. disc. notes stepped-coupon
                         zero % (10 1/8s, 1/15/99), 2004 (STP)                                     35,058,038
            5,350,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                          5,751,250
           14,030,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                         (12s, 2/1/01), 2006 (STP)                                                 10,882,089
            8,830,000  International Wireless Communications, Inc. sr. disc. notes
                         zero %, 2001                                                               3,046,350
            8,310,000  McCaw International Ltd sr. discount notes stepped-coupon
                         zero % (13s, 4/15/02), 2007 (STP)                                          5,505,375
           23,175,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                         (Luxembourg) (STP)                                                        18,250,313
           50,950,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                      31,589,000
           48,985,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                         zero % (10.65s, 9/15/02), 2007 (STP)                                      32,575,025
           31,520,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                        19,897,000
           36,000,000  NEXTEL Communications, Inc. sr. disc. notes
                         stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                      23,220,000
            4,600,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                              4,922,000
            8,940,000  Omnipoint Corp. 144A sr. notes FRN 8 7/8s, 2006                              8,940,000
            1,730,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                      1,851,100
            7,500,000  Powertel, Inc. sr. notes 8 7/8s, 2001                                        7,481,250
            5,000,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                         zero % (12 1/4s, 10/1/98), 2003 (STP)                                      5,450,000
              340,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                       391,850
           11,175,000  Transtel S.A. 144A pass through certificates
                         12 1/2s, 2007 (Colombia)                                                  10,504,500
                                                                                               --------------
                                                                                                  272,972,973

Chemicals (1.6%)
-------------------------------------------------------------------------------------------------------------
            3,230,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                              3,278,450
            4,850,000  Huntsman Corp. 144A sr. sub. notes FRN 9.0938s, 2007                         4,874,250
            5,430,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                  5,973,000
           14,300,000  PCI Chemicals & Pharmaceuticals company guaranty
                         9 1/4s, 2007 (Canada)                                                     14,300,000
           12,175,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes
                         9 3/4s, 2007 (Switzerland)                                                13,575,125
            4,465,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                     4,465,000
            3,975,904  Pioneer Americas Acquisition Bank Loan FRN 8.715s, 2006                      4,025,603
            2,977,500  Pioneer Americas Acquisition Bank Loan FRN 8.47s, 2006                       3,022,163
           13,310,000  Polytama International notes 11 1/4s, 2007                                   5,856,400
            5,390,000  Radnor Holdings Corp. company guaranty 10s, 2003                             5,592,125
           10,200,000  Sterling Chemicals Holdings sr. disc. notes
                         stepped-coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                       6,069,000
            5,550,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                4,995,000
                                                                                               --------------
                                                                                                   76,026,116

Computer Services and Software (0.8%)
-------------------------------------------------------------------------------------------------------------
            3,205,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                             3,477,425
           20,260,000  IPC Information Systems sr. disc. notes stepped-coupon
                         zero % (10 7/8s, 11/1/01), 2008 (STP)                                     14,789,800
            8,610,000  Psinet, Inc. 144A sr. notes 10s, 2005                                        8,739,150
            5,885,000  Unisys Corp. sr. notes 11 3/4s, 2004                                         6,797,175
            4,600,000  Unisys Corp. deb. 9 3/4s, 2016                                               4,749,500
                                                                                               --------------
                                                                                                   38,553,050

Conglomerates (0.1%)
-------------------------------------------------------------------------------------------------------------
            1,960,000  Cia Latino Americana 144A company guaranty
                         11 1/8s, 2004 (Argentina)                                                  1,989,400
            4,350,000  Dine S.A. de C.V. 144A company guaranty
                         8 3/4s, 2007 (Luxembourg)                                                  4,176,000
                                                                                               --------------
                                                                                                    6,165,400

Consumer Durable Goods (0.7%)
-------------------------------------------------------------------------------------------------------------
            1,235,000  Hedstrom Holdings, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (12s, 6/1/02), 2009 (STP)                              768,788
            5,585,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                         Ser. B, zero % (14s, 11/15/01), 2006 (STP)                                 2,513,250
            6,150,000  IHF Holdings, Inc. sr. disc. notes stepped-coupon
                         Ser. B, zero % (15s, 11/15/99), 2004 (STP)                                 4,981,500
            3,245,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                      3,009,738
            6,500,000  Sealy Mattress Co. 144A sr. notes 12s, 2008                                  6,142,500
            7,860,000  Sealy Mattress Co. 144A sr. disc. notes stepped-coupon
                         zero % (10 7/8s, 12/15/02), 2007 (STP)                                     5,266,200
            4,540,000  Sealy Term Loan Ser. B 5.938s, 2007                                          4,565,538
            3,269,091  Sealy Term Loan Ser. C 8.688s, 2008                                          3,287,479
            4,177,273  Sealy Term Loan Ser. D 8.938s, 2009                                          4,200,770
                                                                                               --------------
                                                                                                   34,735,763

Consumer Non Durables (0.4%)
-------------------------------------------------------------------------------------------------------------
            2,495,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                            2,576,088
           14,885,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                  15,517,613
                                                                                               --------------
                                                                                                   18,093,701

Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------
           15,402,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                              17,327,250

Cosmetics (0.6%)
-------------------------------------------------------------------------------------------------------------
            1,795,000  Carson, Inc. company guaranty Ser. B, 10 3/8s, 2007                          1,795,000
            5,340,000  Chattem, Inc. 144A sr. sub. notes 8 7/8s, 2008                               5,313,300
            2,220,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                      2,375,400
            4,220,000  French Fragrances, Inc. 144A sr. notes 10 3/8s, 2007                         4,515,400
            3,500,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                         3,473,750
           11,375,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                  8,787,188
                                                                                               --------------
                                                                                                   26,260,038

Electric Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------
            8,195,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                     7,703,300
           16,100,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                  15,295,000
            4,600,000  CE Casecnan Water & Energy 144A sr. notes
                         11.45s, 2005 (Philippines)                                                 4,669,000
            8,640,000  CMS Energy Corp. pass through certificates 7s, 2005                          8,389,094
            2,000,000  Connecticut Light & Power Co. 1st mtge. Ser. D,
                         7 7/8s, 2024                                                               2,040,140
            6,655,000  Espirito Santo Centrais 144A sr. notes 10s, 2007 (Brazil)                    5,972,863
            3,908,000  First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                            4,127,395
              123,000  First PV Funding Corp. deb. 10.15s, 2016                                       129,788
            1,350,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                  1,358,438
           13,754,000  Long Island Lighting Co. deb. 9s, 2022                                      15,663,193
           17,200,000  Long Island Lighting Co. deb. 8.9s, 2019                                    18,298,392
            3,757,030  Midland Cogeneration Ventures (L.P.) deb.
                         Ser. C-91 10.33s, 2002                                                     4,057,104
            9,438,921  Midland Funding Corp. I deb. Ser. C-94 10.33s, 2002                         10,191,297
            9,600,000  Midland Funding Corp. II deb. Ser. B, 13 1/4s, 2006                         12,364,896
           35,765,000  Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                         42,921,577
              800,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                         812,360
            1,746,000  North Atlantic Energy Corp. 1st mtge. Ser. A, 9.05s, 2002                    1,795,866
            6,486,145  Northeast Utilities System notes Ser. A, 8.58s, 2006                         6,663,865
            1,600,000  Northeast Utilities System notes Ser. B, 8.38s, 2005                         1,631,616
           14,420,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                      13,699,000
                                                                                               --------------
                                                                                                  177,784,184

Electronics and Electrical Equipment (1.2%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Details, Inc. sr. discount notes stepped-coupon
                         Ser. B, zero %, (12 1/2s, 11/15/02), 2007 (STP)                            3,200,000
            2,790,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                               2,845,800
           10,550,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                           10,470,875
            6,280,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007           6,342,800
           10,605,000  Motors and Gears Inc. sr. notes Ser. B, 10 3/4s, 2006                       11,453,400
            4,830,000  Samsung Electronics 144A company guaranty 9 3/4s, 2003                       4,612,650
            4,530,000  Therma-Wave Inc. sr. notes Ser. B, 10 5/8s, 2004                             4,484,700
           15,870,000  Zilog Inc. 144A sr. notes 9 1/2s, 2005                                      12,854,700
                                                                                               --------------
                                                                                                   56,264,925

Entertainment (0.5%)
-------------------------------------------------------------------------------------------------------------
            9,925,000  Premier Parks, Inc.144A sr. disc. notes stepped-coupon
                         zero %, (10s, 4/1/03), 2008 (STP)                                          6,327,188
            6,040,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                   6,485,450
            5,600,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                       5,656,000
            5,275,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                         (12 1/4s, 6/15/98), 2005 (STP)                                             5,954,156
                                                                                               --------------
                                                                                                   24,422,794

Environmental Control (0.3%)
-------------------------------------------------------------------------------------------------------------
            3,900,000  Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006                 4,299,750
           15,010,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                         zero % (11.3s, 6/1/02), 2007 (STP)                                        11,032,350
                                                                                               --------------
                                                                                                   15,332,100

Financial Services (1.9%)
-------------------------------------------------------------------------------------------------------------
           19,015,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                19,015,000
           10,110,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                 10,488,114
            9,345,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                 9,345,000
            1,770,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                  1,911,600
            4,565,000  Imperial Credit Capital Trust I 144A company guaranty
                         10 1/4s, 2032                                                              4,565,000
            4,690,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027               5,179,152
            5,500,000  Local Financial Corp. 144A sr. notes 11s, 2004                               5,995,000
            3,910,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                          3,968,650
            1,870,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                 1,986,875
            7,000,000  Outsourcing Solutions Inc. 144A 8.621s, 2004                                 7,000,000
            3,875,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                             4,050,150
           10,250,000  Resource America Inc. 144A sr. notes 12s, 2004                              10,967,500
            6,670,000  Superior Financial 144A sr. notes 8.65s, 2003                                6,820,075
                                                                                               --------------
                                                                                                   91,292,116

Food and Beverages (3.2%)
-------------------------------------------------------------------------------------------------------------
           12,405,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                          13,149,300
            8,345,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                            8,428,450
           10,280,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                      10,948,200
            6,000,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                 6,390,000
            6,450,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                     6,562,875
            6,525,000  Doane Products Co. sr. notes 10 5/8s, 2006                                   7,079,625
           10,525,000  Eagle Family Foods 144A sr. sub. notes 8 3/4s, 2008                         10,261,875
           10,100,000  Fleming Companies, Inc. company guaranty
                         Ser. B, 10 5/8s, 2007                                                     10,605,000
           12,047,000  International Home Foods, Inc. company guaranty
                         10 3/8s, 2006                                                             13,251,700
            6,765,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                         zero % (12 3/8s, 7/15/02), 2007 (STP)                                      4,600,200
            8,305,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                               8,388,050
            7,290,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                           7,362,900
           10,250,000  RAB Food Holdings, Inc. 144A sr. notes 13s, 2008                            10,352,500
            1,970,000  Sampoerna International Finance Co. 144A
                         company guaranty 8 3/8s, 2006 (Indonesia)                                  1,122,900
            7,500,000  Signature Brands Ltd. sr. sub. notes 13s, 2002                               8,456,250
            7,100,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                        7,313,000
            5,883,360  Southern Foods Group 144A sr. sub notes
                         8 5/8s, 2006                                                               5,898,068
           16,340,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                         16,830,200
                                                                                               --------------
                                                                                                  157,001,093

Gaming (3.3%)
-------------------------------------------------------------------------------------------------------------
            7,725,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                             8,709,938
            6,025,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                        6,507,000
            5,575,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                 6,271,875
            3,974,289  Casino America, Inc. sr. notes 11 1/2s, 2001                                 3,934,546
           12,920,000  Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                         Ser. B, 13s, 2002                                                         14,954,900
            4,000,000  Coast Hotels & Casinos, Inc. company guaranty
                         Ser. B, 10 7/8s, 2001                                                      4,240,000
            6,442,678  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                      6,990,306
           16,900,000  Fitzgeralds Gaming Corp. 144A company guaranty
                         12 1/4s, 2004                                                             16,900,000
            8,255,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                  8,915,400
           10,220,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                              11,318,650
            8,235,000  Isle of Capri Black Hawk LLC 1st mortgage
                         Ser. B, 13s, 2004                                                          8,440,875
              750,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                         757,500
            3,210,000  Penn National Gaming, Inc. 144A sr. notes 10 5/8s, 2004                      3,370,500
           11,370,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                    8,868,600
           10,385,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                          10,203,263
            5,000,000  Trump A.C. 144A 1st mtge. 11 1/4s, 2006                                      4,850,000
           17,975,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                          18,154,750
            2,500,000  Trump Castle Hotel 144A sr. sub. notes 10 1/4s, 2003                         2,525,000
            6,050,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                       6,836,500
            8,823,529  Venetian Casino Term Bank Loan 8 7/8s, 2003                                  8,790,441
                                                                                               --------------
                                                                                                  161,540,044

Health Care (3.2%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Columbia/HCA Healthcare Corp. med. term notes
                         8.85s, 2007                                                                2,147,540
            5,125,000  Columbia/HCA Healthcare Corp. notes 7s, 2007                                 4,874,593
           14,810,000  Extendicare Inc. 144A sr. sub. notes 9.35s, 2007 (Canada)                   14,995,125
            2,083,000  Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                    2,129,868
            8,580,000  Global Health Sciences 144A sr. notes 11s, 2008                              8,386,950
            9,705,000  Integrated Health Services, Inc. sr. sub. notes
                         Ser. A, 9 1/4s, 2008                                                       9,947,625
            4,295,000  Magellan Health Services, Inc. 144A sr. sub. notes 9s, 2008                  4,230,575
           15,175,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                    13,700,597
            1,750,000  MedPartners, Inc. sr. sub.notes 6 7/8s, 2000                                 1,639,803
            9,190,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                 8,960,250
            6,570,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                               6,701,400
            5,280,000  Paragon Corp. Holdings 144A sr. notes 9 5/8s, 2008                           5,068,800
           19,735,000  Paragon Health Networks, Inc. sr. sub. notes Ser. B,
                         9 1/2s, 2007                                                              19,932,350
            8,750,000  Paragon Health Networks Bank Term Loan144A 8 1/2s, 2005                      8,750,000
           25,130,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                  25,255,650
           12,170,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                          12,474,250
            7,865,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                    8,100,950
                                                                                               --------------
                                                                                                  157,296,326

Medical Supplies and Devices (1.7%)
-------------------------------------------------------------------------------------------------------------
           12,185,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                  12,611,475
            8,000,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                9,060,000
           13,340,000  Fresenius Medical Care AG 144A company guaranty
                         7 7/8s, 2008 (Germany)                                                    13,139,900
            5,375,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                      5,966,250
            2,100,000  Imagyn Medical Technologies, Inc. company guaranty
                         12 1/2s, 2004                                                              1,176,000
            6,325,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                 6,404,063
           10,915,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                          11,729,586
           12,520,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                   12,770,400
            9,530,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                         11 3/4s, 2000                                                              9,434,700
                                                                                               --------------
                                                                                                   82,292,374

Metals and Mining (0.6%)
-------------------------------------------------------------------------------------------------------------
           13,680,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                       12,585,600
            7,500,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes
                         12 3/4s, 2003                                                              8,015,625
            6,470,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                      7,003,775
                                                                                               --------------
                                                                                                   27,605,000

Motion Picture Distribution (0.8%)
-------------------------------------------------------------------------------------------------------------
           12,285,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                         12,592,125
              175,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008 (Mexico)                        182,000
           15,500,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)             15,965,000
            8,120,000  United Artists Theatre 144A sr. sub. notes 9 3/4s, 2008                      8,130,150
                                                                                               --------------
                                                                                                   36,869,275

Oil and Gas (5.4%)
-------------------------------------------------------------------------------------------------------------
            2,725,000  Abraxas Petroleum Corp. 144A 11 1/2s, 2004                                   2,854,438
           11,155,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                11,768,525
            1,375,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                  1,347,500
            8,190,000  Chesapeake Energy Corp. 144A sr. notes 9 5/8s, 2005                          8,179,763
            5,208,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                               5,103,840
            4,000,000  Clark R & M Holdings Inc. Bank Loan FRN 8 5/8s, 2004                         4,010,000
            5,490,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                5,160,600
            7,610,000  Dailey Petroleum Services Corp. co. guaranty 9 1/2s, 2008                    7,629,025
            7,595,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                             8,316,525
            2,970,000  Gothic Production 144A sr. notes 11 1/8s, 2005                               2,910,600
            5,000,000  Gulf Canada Resources Ltd. sr. sub. notes
                         9 5/8s, 2005 (Canada)                                                      5,400,000
            3,550,000  HS Resources, Inc. company guaranty 9 1/4s, 2006                             3,638,750
            7,160,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                          7,195,800
            6,690,000  Michael Petroleum Corp. 144A sr. notes 11 1/2s, 2005                         6,606,375
            7,680,000  Northern Offshore 144A co. guaranty 10s, 2007                                7,603,200
            3,125,000  Pacalta Resources Ltd. sr. notes Ser. B, 10 3/4s, 2004 (Canada)              3,218,750
            3,730,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                          3,776,625
            5,910,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                      5,983,875
            3,705,000  Seven Seas Petroleum 144A sub. notes 12 1/2s, 2005                           3,742,050
           10,480,000  Southwest Royalties, Inc. company guaranty 10 1/2s, 2004                     9,222,400
          113,200,000  Transamerican Energy sr. disc. notes stepped-coupon
                         Ser. B, zero % (13s, 6/15/99), 2002 (STP)                                 93,956,000
           35,935,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                        34,497,600
            8,736,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                    9,696,960
            4,800,000  Trico Marine Services, Inc. company guaranty
                         Ser. B, 8 1/2s, 2005                                                       4,848,000
            1,350,000  Trico Marine Services, Inc. company guaranty
                         Ser. D, 8 1/2s, 2005                                                       1,360,125
            2,410,000  Wiser Oil Co. company guaranty 9 1/2s, 2007                                  2,325,650
            3,475,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004                                 3,648,750
                                                                                               --------------
                                                                                                  264,001,726

Packaging and Containers (0.2%)
-------------------------------------------------------------------------------------------------------------
            5,290,000  AEP Industries, Inc. 144A sr. sub notes 9 7/8s, 2007                         5,448,700
            3,000,000  Consumers International 144A sr. notes 10 1/4s, 2005                         3,217,500
            1,330,000  Radnor Holdings Corp. sr. notes 10s, 2003                                    1,403,150
                                                                                               --------------
                                                                                                   10,069,350

Paging (0.6%)
-------------------------------------------------------------------------------------------------------------
            6,000,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                 6,180,000
            6,440,000  Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                  6,504,400
            7,420,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                      8,607,200
            8,000,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                    7,640,000
            1,650,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                           1,707,750
                                                                                               --------------
                                                                                                   30,639,350

Paper and Forest Products (2.7%)
-------------------------------------------------------------------------------------------------------------
           10,480,000  Alabama River Newsprint Bank Loan 7.562s, 2002                               9,641,600
           11,720,000  APP Finance II Mauritius Ltd. bonds 12s, 2049 (Indonesia)                    8,438,400
              870,000  APP International Finance Co. notes
                         11 3/4s, 2005 (Netherlands)                                                  756,900
            6,158,585  Florida Coast Paper LLC notes 13 1/4s, 2007                                  6,220,171
            5,020,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                      5,547,100
            6,630,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                       6,746,025
           10,465,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                         10s, 2007 (Indonesia)                                                      7,325,500
           11,190,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                         10 3/4s, 2007 (Indonesia)                                                  7,721,100
           15,005,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                         10s, 2004 (Indonesia)                                                     10,503,500
           28,565,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                        29,279,125
            3,360,000  Repap New Brunswick 144A sr. notes 9s, 2004 (Canada)                         3,397,800
           21,175,000  Riverwood International Corp. company guaranty
                         10 7/8s, 2008                                                             21,492,625
           10,000,000  Riverwood International Corp. company guaranty
                         10 5/8s, 2007                                                             10,512,500
            1,220,000  Riverwood International Corp. company guaranty
                         10 1/4s, 2006                                                              1,256,600
            1,270,000  Stone Container Corp. 144A company guaranty
                         11 1/2s, 2006                                                              1,435,100
               50,000  Stone Container Corp. 1st mtge. 10 3/4s, 2002                                   53,250
                                                                                               --------------
                                                                                                  130,327,296

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------
            9,750,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                       10,481,250
            5,370,000  PharMerica, Inc. 144A sr. sub. notes 8 3/8s, 2008                            5,383,425
                                                                                               --------------
                                                                                                   15,864,675

Photography (0.1%)
-------------------------------------------------------------------------------------------------------------
            4,480,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                         zero % (9 5/8s, 2/1/02), 2006 (STP)                                        3,192,000

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------
            8,025,000  Affinity Group Holdings sr. notes 11s, 2007                                  8,667,000
            3,550,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                  3,842,875
            6,950,000  Perry-Judd 144A sr. sub. notes 10 5/8s, 2007                                 7,297,500
            2,860,000  Tri State Media, Inc. 144A sr. sub. notes 11s, 2008                          2,910,908
                                                                                                --------------
                                                                                                   22,718,283

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------
            1,935,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                     1,973,700
           14,750,000  TFM S.A. de C.V. company guaranty stepped-coupon
                         zero %, (11 3/4s, 6/15/02), 2009 (Mexico)(STP)                             9,937,813
                                                                                               --------------
                                                                                                   11,911,513

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------
            1,580,000  Bluegreen Corp. 144A sr. notes 10 1/2s, 2008                                 1,587,900

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------
            4,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                          5,256,000

Retail (1.8%)
-------------------------------------------------------------------------------------------------------------
           19,505,000  Amazon.com Inc. 144A sr. disc. notes stepped-coupon
                         zero % (10s, 5/1/03), 2008 (STP)                                          11,995,575
            9,160,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                      9,652,350
            4,500,000  Color Spot Nurseries sr. sub. notes 10 1/2s, 2007                            4,275,000
            3,130,000  Guitar Center Management Co. 144A sr. notes 11s, 2006                        3,454,738
            3,875,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes 10 1/8s, 2008               3,913,750
           32,356,918  K mart Lease bond stepped-coupon zero %
                         (10.45s, 8/1/09), 2021 (STP)                                              11,365,367
            1,700,000  K mart Corp. deb. 13 1/2s, 2009                                              1,811,010
            2,250,000  K mart Corp. med. term notes 9s, 2020                                        2,338,605
              400,000  K mart Corp. med. term notes 8.19s, 2003                                       408,684
            1,500,000  K mart Corp. med. term notes 8.18s, 2003                                     1,531,905
              300,000  K mart Corp. med. term notes 8s, 2001                                          304,656
            1,400,000  K mart Corp. med. term notes 7.76s, 2002                                     1,410,094
              300,000  K mart Corp. med. term notes 7.2s, 2000                                        299,163
            3,000,000  K mart Corp. med. term notes 7.17s, 2000                                     2,989,800
            9,120,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                   9,963,600
           17,460,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                  17,721,900
            2,000,000  SRI Receivables Purchase 144A 12 1/2s, 2000                                  2,117,500
                                                                                               --------------
                                                                                                   85,553,697

Satellite Services (1.7%)
-------------------------------------------------------------------------------------------------------------
            3,455,832  Direct Sat 1 144A notes 8 1/4s, 2001                                         3,421,274
            4,000,518  Echostar I 144A sr. notes 8 1/4s, 2001                                       3,960,512
           20,000,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                         stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                      18,350,000
           17,555,000  Iridium LLC/Capital Corp. company guaranty
                         Ser. B, 14s, 2005                                                         19,573,825
              180,000  Iridium LLC/Capital Corp. company guaranty
                         Ser. A, 13s, 2005                                                            193,500
           10,875,000  Primestar Bank Loan 8 5/8s, 2004                                            10,875,000
            5,535,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                         10 1/8s, 2004 (Mexico)                                                     5,521,163
           13,978,000  Satelites Mexicanos S.A. de C.V. 144A company
                         guaranty FRB 9.43s, 2004 (Mexico)                                         13,908,110
            5,440,000  TCI Satellite Entertainment, Inc. sr. sub. notes 10 7/8s, 2007               5,263,200
            1,470,000  TCI Satellite Entertainment, Inc. sr. disc. notes
                         stepped-coupon zero % (12 1/4s, 2/102), 2007 (STP)                           940,800
                                                                                               --------------
                                                                                                   82,007,384

Semiconductors (0.8%)
-------------------------------------------------------------------------------------------------------------
            2,174,313  Cirent Semiconductor sr. sub. notes 10.22s, 2002                             2,261,286
            2,462,470  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                        2,548,656
           12,825,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                         11.74s, 2008                                                              14,684,625
           14,720,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                  15,235,200
            5,570,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                             5,639,625
                                                                                               --------------
                                                                                                   40,369,392

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------
            6,320,000  Johnstown America Industries, Inc. company guaranty
                         Ser. C, 11 3/4s, 2005                                                      6,999,400
            4,910,000  Stena Line AB sr. notes 10 5/8s, 2008 (Sweden)                               4,965,238
                                                                                               --------------
                                                                                                   11,964,638

Specialty Consumer Products (0.2%)
-------------------------------------------------------------------------------------------------------------
            9,910,000  Decora Industries, Inc. 144A sr. sec. notes 11s, 2005                        9,687,025

Steel (0.3%)
-------------------------------------------------------------------------------------------------------------
            7,430,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                          7,225,675
            1,500,000  Ispat Mexicana S.A. deb. 10 3/8s, 2001 (Mexico)                              1,530,000
            7,280,000  WHX Corp. 144A sr. notes 10 1/2s, 2005                                       7,462,000
                                                                                               --------------
                                                                                                   16,217,675

Supermarkets (0.6%)
-------------------------------------------------------------------------------------------------------------
           14,300,000  Jitney-Jungle Stores company guaranty 12s, 2006                             16,105,375
            3,925,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                    3,267,563
            8,475,000  Star Markets Co. sr. sub. notes 13s, 2004                                    9,492,000
                                                                                               --------------
                                                                                                   28,864,938

Telecommunications (12.4%)
-------------------------------------------------------------------------------------------------------------
           11,450,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B,
                         zero % (12 1/2s, 11/15/02), 2007 (STP)                                     6,870,000
           16,420,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                   16,974,175
            5,725,000  Colt Telecom Group PLC sr. disc. notes stepped-coupon
                         zero % (12s, 12/15/01), 2006 (United Kingdom) (STP)                        4,522,750
            7,705,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                7,550,900
            2,470,000  Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                               2,420,600
            5,000,000  Cox Communications, Inc. notes 8.255s, 2007                                  4,993,750
            5,100,000  Econophone Inc. company guaranty 13 1/2s, 2007                               5,865,000
           21,790,000  Econophone Inc. 144A sr. disc. notes stepped-coupon
                         zero % (11s, 2/15/03), 2008 (STP)                                         12,638,200
           16,085,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                       18,497,750
            9,500,000  E. Spire Communications, Inc. sr. disc. notes stepped-coupon
                         zero % (13s, 11/1/00), 2005 (STP)                                          7,837,500
            5,750,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                         (United Kingdom)                                                           6,095,000
            5,360,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon
                         zero % (12 1/2s, 2/01/02), 2007 (Ireland) (STP)                            3,966,400
            6,425,000  Facilicom International 144A sr. notes 10 1/2s, 2008                         6,392,875
           17,725,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                             17,990,875
           28,800,000  Focal Communications Corp. 144A sr. disc. notes
                         stepped-coupon zero % (12 1/8s, 2/15/03), 2008 (STP)                      17,280,000
            6,000,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                              6,705,000
              250,000  FWT, Inc. 144A sr. sub. notes 9 7/8s, 2007                                     237,500
           41,200,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                        42,436,000
           30,630,000  GST Telecommunication, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                       18,378,000
           28,548,000  GST Telecommunications, Inc. company guaranty
                         stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                     22,552,920
            6,355,000  Hyperion Telecommunication, Inc. sr. disc. notes
                         stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                   4,670,925
           13,700,000  Hyperion Telecommunications , Inc. sr. notes
                         Ser. B, 12 1/4s, 2004                                                     15,035,750
           13,530,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon
                         zero % (13 1/2s, 9/15/00), 2005 (STP)                                     11,534,325
           10,850,000  ICG Services, Inc. 144A sr. disc. notes stepped-coupon
                         zero % (10s, 2/15/03), 2008 (STP)                                          6,618,500
           38,440,000  ICG Services, Inc. 144A sr. discount notes stepped-coupon
                         zero %, (9 7/8s, 5/1/03), 2008 (STP)                                      23,784,750
           17,065,000  Intelcom Group (USA), Inc. company guaranty
                         stepped-coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                       13,481,350
            9,500,000  Intermedia Communications, Inc. sr. disc. notes
                         stepped-coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)               6,982,500
           13,000,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 7/8s, 2007              13,325,000
           13,820,000  Intermedia Communications, Inc. 144A sr. notes 8.6s, 2008                   13,906,375
           21,715,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008              21,823,575
           19,455,000  Ionica Group PLC sr. disc. notes stepped-coupon zero %
                         (15s, 5/1/02), 2007 (United Kingdom) (STP)                                 5,058,300
            2,300,000  Ionica Group PLC sr. notes 13 1/2s, 2006 (United Kingdom)                    1,449,000
            3,070,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                       3,499,800
           11,910,000  IXC Communications, Inc. 144A sr. sub. notes 9s, 2008                       11,776,013
            5,720,000  Level 3 Communication, Inc. 144A sr. notes 9 1/8s, 2008                      5,577,000
            3,025,000  MetroNet Communications sr. notes 12s, 2007                                  3,478,750
            4,500,000  MetroNet Communications Corp. sr. disc. notes
                         stepped-coupon zero % (10 3/4s, 11/1/02),
                         2007 (Canada) (STP)                                                        3,015,000
            6,445,000  Microcell Telecommunications sr. disc. notes
                         stepped-coupon Ser. B, zero % (14s, 12/1/01),
                         2006 (Canada) (STP)                                                        4,769,300
            3,170,000  MGC communications, Inc. sr. notes Ser. B, 13s, 2004                         3,257,175
            3,810,000  MJD Communications Inc. 144A notes FRN, 10s, 2008                            3,843,338
            3,510,000  MJD Communications Inc. 144A sr. sub. notes 9 1/2s, 2008                     3,571,425
            1,880,000  Netia Holdings B.V. 144A company guaranty
                         stepped-coupon zero % (11 1/4s, 11/1/02),
                         2007 (Poland) (STP)                                                        1,299,550
            3,320,000  Netia Holdings B.V. 144A company guaranty
                         10 1/4s, 2007 (Poland)                                                     3,290,950
           30,780,000  NEXTLINK Communications, Inc. 144A sr. disc. notes
                         stepped-coupon zero % (9.45s, 4/15/03), 2008 (STP)                        18,775,800
            7,320,000  Primus Telecom Group 144A sr. notes 9 7/8s, 2008                             7,246,800
           11,630,000  Qwest Communications International Inc. sr. disc. notes
                         stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                        8,577,125
            9,117,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                     10,347,795
            9,140,000  RSL Communications, Ltd. 144A sr. disc. notes
                         stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                        5,598,250
            6,100,000  RSL Communications, Ltd. 144A sr. notes 9 1/8s, 2008                         6,008,500
            5,730,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                          5,787,300
            4,390,000  Telesystem International Wireless Inc. sr. disc. notes
                         stepped-coupon Ser. C, zero % (10 1/2s, 11/1/02), 2007 (STP)               2,634,000
           22,695,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                      23,092,163
           31,380,000  Teligent, Inc. 144A sr. disc. notes stepped-coupon zero %
                         (11 1/2s, 3/1/03), 2008 (STP)                                             17,259,000
            7,920,000  USN Communications, Inc. sr. disc. notes stepped-coupon
                         Ser. B, zero % (14 5/8s, 8/15/00), 2004 (STP)                              6,256,800
            4,310,000  Vialog Corp. company guaranty 12 3/4s, 2001                                  4,525,500
           24,135,000  WinStar Communications, Inc. 144A sr. sub. notes 15s, 2007                  31,134,150
           11,500,000  WinStar Communications, Inc. company guaranty
                         14 1/2s, 2005                                                             15,295,000
           14,610,000  WinStar Communications, Inc. 144A sr. sub. notes
                         11s, 2008                                                                 14,062,125
           10,495,000  WinStar Equipment Corp. company guaranty 12 1/2s, 2004                      11,754,400
                                                                                               --------------
                                                                                                  603,608,554

Textiles (0.6%)
-------------------------------------------------------------------------------------------------------------
            6,360,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                        6,519,000
            6,790,000  Polymer Group, Inc. 144A sr. sub.notes 8 3/4s, 2008                          6,857,900
            6,000,000  Polysindo International Eka company guaranty
                         13s, 2001 (Indonesia)                                                      3,060,000
            4,645,000  Polysindo International Finance company guaranty
                         11 3/8s, 2006 (Indonesia)                                                  2,229,600
            1,000,000  Polysindo International Finance company guaranty
                         9 3/8s, 2007 (Indonesia)                                                     430,000
            2,000,000  PT Polysindo Eka Perkasa notes 12.094s, 1998 (Indonesia)                     1,120,000
            5,500,000  PT Polysindo Eka Perkasa notes 12.031s, 1998 (Indonesia)                     3,080,000
            8,000,000  Sun Apparel, Inc. Tranche B sr. notes 9 1/8s, 2004                           7,940,000
                                                                                               --------------
                                                                                                   31,236,500

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------
           16,310,000  GS Superhighway Holdings sr. notes 10 1/4s,
                         2007 (Hong Kong)                                                          13,863,500
            1,620,000  GS Superhighway Holdings sr. notes 9 7/8s,
                         2004 (Hong Kong)                                                           1,393,200
            7,930,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                         2007 (Netherlands)                                                         8,960,900
            4,770,000  Johnstown America Industries, Inc. sr. sub. notes
                         11 3/4s, 2005                                                              5,282,775
            8,334,000  Johnstown America Industries, Inc. Bank Loan
                         FRN 5.773s, 2003                                                           8,271,495
           20,250,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                               21,262,500
            6,000,000  Pegasus Shipping 144A sr. sub notes 11 7/8s, 2004                            6,090,000
                                                                                               --------------
                                                                                                   65,124,370
                                                                                               --------------
                       Total Corporate Bonds and Notes (cost $3,860,220,712)                    3,979,415,336

PREFERRED STOCKS (6.6%) (a)
NUMBER OF SHARES                                                                                        VALUE

Apparel (--%)
-------------------------------------------------------------------------------------------------------------
                1,515  Anvil Holdings Ser. B, $3.25 pfd.                                        $      37,875

Banks (0.8%)
-------------------------------------------------------------------------------------------------------------
              897,200  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                         24,224,400
              130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                3,510,000
              187,205  Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                10,202,673
               50,000  Chevy Chase Savings Bank $3.25 pfd.                                          1,537,500
                                                                                               --------------
                                                                                                   39,474,573

Broadcasting (0.7%)
-------------------------------------------------------------------------------------------------------------
               39,925  Capstar Broadcasting Inc. 144A $12.00 pfd.                                   4,701,169
               74,479  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                        9,198,157
               19,662  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                         20,645,100
                                                                                               --------------
                                                                                                   34,544,426

Building and Construction (0.1%)
-------------------------------------------------------------------------------------------------------------
              150,300  Brand Scaaffold Services, Inc. 144A $3.625 cum. pfd.                         5,410,800

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------
                7,388  CSC Holdings Inc. Ser. M, $11.125 cum. (PIK)                                   853,314

Cellular Communications (1.1%)
-------------------------------------------------------------------------------------------------------------
               13,290  Dobson Communications 144A $12.25 pfd. (PIK)                                14,619,000
               36,015  NEXTEL Communications, Inc. 144A Ser. E, $11.125 pfd. (PIK)                 38,941,219
                                                                                               --------------
                                                                                                   53,560,219

Cosmetics (--%)
-------------------------------------------------------------------------------------------------------------
                1,609  Renaissance Cosmetics Inc. 14.00% cum. pfd. (PIK)                               80,450

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------
                2,608  El Paso Electric Co. $11.40 pfd (PIK)                                          284,272
              153,660  Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                     3,995,160
                                                                                               --------------
                                                                                                    4,279,432

Financial Services (0.1%)
-------------------------------------------------------------------------------------------------------------
            3,090,000  CSBI Capital Trust I 144A $11.75 pfd.                                        3,337,200

Food and Beverages (0.2%)
-------------------------------------------------------------------------------------------------------------
              260,000  Doane Products Co. pfd.                                                     10,140,000

Health Care (0.3%)
-------------------------------------------------------------------------------------------------------------
           15,370,000  Fresenius Medical Care AG Ser. D, $9.00 pfd. (Germany)                      16,061,650

Motion Picture Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------
              116,495  Diva Systems Corp., $6.00 pfd.                                               1,514,435
              269,000  Diva Systems Corp. Ser. C, $6.00 pfd.                                        3,497,000
                                                                                               --------------
                                                                                                    5,011,435

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------
              108,250  Von Hoffman Corp. 144A $13.50 pfd.                                           3,572,250

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------
              172,838  AmeriKing, Inc. $3.25 pfd. (PIK)                                             4,666,631

Satellite Services (0.1%)
-------------------------------------------------------------------------------------------------------------
                3,470  Echostar Communications, Inc. 12.125% pfd.                                   3,912,425

Supermarkets (0.1%)
-------------------------------------------------------------------------------------------------------------
               31,010  Jitney-Jungle Stores 144A Ser. A, $4.95 sr. exchange pfd.                    5,039,125

Telecommunications (2.7%)
-------------------------------------------------------------------------------------------------------------
                1,900  E. Spire Communications, Inc.144A 14.75% pfd. (PIK)                          2,280,000
                2,943  E. Spire Communications, Inc. 12.75% pfd. (PIK)                              3,355,020
                6,949  Hyperion Telecommunications Ser. B, $12.875 pfd. (PIK)                       7,574,410
                6,005  ICG Holdings, Inc. $14.25 pfd. (Canada)                                      7,296,075
                8,700  ICG Holdings, Inc. $14.00 pfd. (PIK) (Canada)                               10,744,500
               13,573  Intermedia Communication Ser. B, 13.50% pfd.                                16,355,465
               16,825  IXC Communications, Inc. $12.50 pfd. (PIK)                                  19,348,750
               77,000  Nebco Evans Holding Co. 144A $11.25 pfd. (PIK)                               7,854,000
               20,126  NEXTEL Communications, Inc. Ser. D, $13.00 cum. pfd. (PIK)                  22,893,325
              181,525  Nextlink Communications, Inc. 144A $7.00 pfd.                               10,800,738
                2,659  Pegasus Communications Corp. Ser. A, $12.75 cum. pfd.                        3,004,670
               14,400  WinStar Communications. Inc. 144A $14.25 cum. pfd. (PIK)                    17,136,000
                                                                                               --------------
                                                                                                  128,642,953
                                                                                               --------------
                       Total Preferred Stocks (cost $296,178,231)                               $ 318,624,758

UNITS (5.9%) (a)
NUMBER OF UNITS                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------
               19,680  Australis Media, Ltd. units stepped-coupon zero %,
                         (15 3/4s, 5/15/03), 2003 (In Default) (Australia) (STP) (NON)          $     984,000
               32,209  Allegiance Telecom Inc. units sr. disc. stepped-coupon
                         notes zero % (11 3/4s, 2/15/08), 2008 (STP)                               17,875,995
                8,800  American Mobile Satellite Corp. units 12 1/4s, 2008                          8,888,000
                4,580  Bell Tech Ltd. 144A units 13s, 2005                                          4,717,400
                7,660  Bestel S.A.de C.V. units, stepped-coupon zero %
                         (12 3/4s, 5/15/03), 2005 (STP)                                             5,247,100
               13,030  Club Regina, Inc. 144A units 13s, 2004                                      14,072,400
               40,320  Covad Communications Group 144A units, stepped-coupon
                         zero % (13 1/2s, 3/15/03), 2008 (STP)                                     21,672,000
               28,511  Diva Systems Corp. 144A units stepped-coupon zero %
                         (12 5/8s, 3/1/03), 2008 (STP)                                             15,110,830
               42,265  DTI Holdings Inc. units stepped-coupon zero %
                         (12 1/2s, 3/1/03), 2008 (STP)                                             24,091,050
               35,370  Firstworld Communication 144A units stepped-coupon
                         zero % (13s, 4/15/03), 2008 (STP)                                         17,685,000
               35,460  KMC Telecom Holdings, Inc. units stepped-coupon zero %
                         (12 1/2s, 2/15/03), 2008 (STP)                                            21,187,350
               20,580  Long Distance International Inc. 144A units 12 1/4s, 2008                   20,991,600
               10,900  Mediq 144A units, stepped-coupon zero %
                         (13s, 6/1/03), 2009 (STP)                                                  5,831,500
                4,385  Onepoint Communications, Inc. units 14 1/2s, 2008                            4,374,038
               14,790  Pathnet, Inc. 144A units 12 1/4s, 2008                                      16,121,100
               16,420  Rhythms Netcon 144A units stepped-coupon zero %
                         (13 1/2s, 5/15/03), 2008 (STP)                                             8,045,800
                7,160  Startec Global Communications Corp. units 12s, 2008                          7,177,900
                4,785  Stone Container Corp. units sr. sub. 12 1/4s, 2002                           4,934,531
               14,550  Transamerican Refining units 16s, 2003                                      15,277,500
                2,570  21st Century Telecom Group 144A units cum. pfd.
                         zero %, 2010 (PIK)                                                         2,814,150
                7,945  Versatel Teleco units 13 1/4s, 2008                                          8,223,075
                1,560  Viatel Global 144A units 11 1/4s, 2008                                       1,622,400
               35,245  Viatel, Inc. units, stepped-coupon zero %
                         (12 1/2s, 4/15/03), 2008 (STP)                                            20,970,775
                7,070  WAMNET, Inc. 144A units stepped-coupon zero %
                         (13 1/4s, 3/1/02), 2005 (STP)                                              4,524,800
                8,810  Wireless One, Inc. units stepped-coupon zero %
                         (13 1/2s, 8/1/01), 2006 (STP)                                                881,000
                7,555  XCL Ltd units sr. sec. notes 13 1/2s, 2004                                   8,688,250
               44,189  XCL Ltd. units cv. cum. pfd. 9 1/2s, 2006 (PIK)                              5,037,546
                                                                                               --------------
                       Total Units (cost $372,574,585)                                         $  287,047,090

CONVERTIBLE BONDS AND NOTES (2.0%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
           30,042,000  APP Global Finance Ltd. cv. bond zero %, 2012
                         (United Kingdom)                                                      $    6,121,058
           10,000,000  APP Global Finance Ltd. 144A cv. company guaranty
                         3 1/2s, 2003 (United Kingdom)                                              7,800,000
           19,090,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                         (United Kingdom)                                                          16,512,850
            2,900,000  Argosy Gaming cv. sub. notes 12s, 2001                                       2,863,750
            5,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                               4,600,000
           14,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                               9,352,500
            3,106,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon zero %, (13 7/8s, 12/15/00),
                         2005 (Canada) (STP)                                                        4,938,540
            5,750,000  Integrated Device Technology, Inc. cv. sub. notes
                         5 1/2s, 2002                                                               4,952,188
            5,000,000  Lam Research Corp. cv. sub notes 5s, 2002                                    4,150,000
            5,000,000  Lam Research Corp. 144A cv. sub. notes 5s, 2002                              4,137,500
            1,780,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                      1,662,075
            5,475,000  NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                    5,221,781
            7,000,000  Plolymax 144A cv. notes 2s, 2006                                             3,745,000
            7,768,000  Pricellular Wireless Corp. 144A cv. sub. notes
                         stepped-coupon zero % (10 3/4s, 8/15/00), 2004 (STP)                       8,661,320
            1,000,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                         1,122,500
            7,110,000  WinStar Communications. Inc. 144A cv. sr. disc. notes
                         stepped-coupon zero % (14s, 10/15/00), 2005 (STP)                         10,451,700
                                                                                               --------------
                       Total Convertible Bonds and Notes (cost $94,494,363)                    $   96,292,762

COMMON STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
                    1  Advanced Radio Telecom Corp. (NON)                                        $         10
              318,450  American Mobile Satellite Corp. (NON)                                        3,662,175
                3,685  AmeriKing, Inc. (NON)                                                          184,250
            1,036,363  Capstar Broadcasting Partners (NON)                                          1,585,635
              124,360  CellNet Data Systems, Inc. (NON)                                             1,259,145
              250,000  Chesapeake Energy Corp. (NON)                                                1,078,125
              131,050  Colorado Gaming & Entertainment Co. (NON)                                      720,775
               60,000  Dr Pepper Bottling Holdings, Inc. Class A (NON)                                180,000
               75,000  French Fragrances Inc. (NON)                                                 1,289,063
              119,400  GST Telecommunications, Inc. (Canada) (NON)                                  1,492,500
               74,908  Hedstrom Holdings, Inc. 144A                                                    93,635
               65,000  Intermedia Communications, Inc. (NON)                                        4,818,125
              250,000  Lady Luck Gaming Corp. (NON)                                                   312,500
              455,300  NBTY, Inc.                                                                   7,939,294
              508,832  NEXTEL Communications, Inc. Class A (NON)                                   11,989,354
                7,000  Paging Do Brazil Holdings Co., LLC Class B (Brazil)                                 70
                2,141  PMI Holdings Corp. 144A (NON)                                                1,070,500
                1,730  Premium Holdings (L.P.) 144A (NON)                                               6,919
              707,186  PSF Holdings LLC Class A (acquired various dates
                         from 9/15/93 to 5/31/95, cost $24,258,998)(NON)(RES)(AFF)                 12,389,899
              250,000  PsiNet, Inc. (NON)                                                           2,687,500
               85,200  Specialty Foods Corp. (NON)                                                      8,520
                                                                                               --------------
                       Total Common Stocks (cost $53,696,542)                                  $   52,767,994

FOREIGN GOVERNMENT BONDS AND NOTES (0.4%) (a)(cost $18,606,770)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
           18,860,000  Korea (Republic of) unsub. 8 7/8s, 2008                                 $   17,586,950

CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
              134,210  Cendant Corp. $3.75 cv.pfd.                                             $    5,066,428
               53,640  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                             2,467,440
               25,000  Kelly Oil & Gas Corp. $2.625 cv. pfd.                                          625,000
                                                                                               --------------
                       Total Convertible Preferred Stocks (cost $8,507,848)                    $    8,158,868

WARRANTS (0.4%) (a) (NON)                                                         EXPIRATION
NUMBER OF WARRANTS                                                                DATE                  VALUE
-------------------------------------------------------------------------------------------------------------
               92,500  Becker Gaming Corp. 144A                                   11/15/00     $          925
               32,988  Capital Gaming International, Inc.                         2/1/99                1,320
                8,904  Casino America, Inc.                                       5/3/01                   89
               35,457  Cellnet Data Systems, Inc.                                 9/15/07           1,950,135
              130,000  CGA Group Ltd. 144A                                        4/15/01               1,300
               46,200  ClearNet Communications, Inc. 144A                         9/15/05             323,400
                5,620  Colt Telecommunications Group PLC                          12/31/06            758,700
                3,205  Concentric Network Corp.                                   7/15/07             304,475
              104,017  Consorcio Ecuatoriano 144A                                 10/1/00              52,009
                5,000  County Seat Holdings, Inc.                                 10/15/98                100
                5,390  Diva Systems Corp.                                         5/15/06           1,414,875
               10,370  E. Spire Communications, Inc.                              11/1/05           1,762,900
                5,100  Econophone Inc. 144A                                       7/15/07             306,000
                4,335  Esat Holdings, Inc. (Ireland)                              2/1/07              151,725
                6,250  Globalstar Telecom 144A                                    2/15/04             875,000
               13,285  Hyperion Telecommunications 144A                           4/15/01           1,421,495
              122,350  Intelcom Group 144A                                        10/15/05          3,915,200
                6,490  Interact Systems, Inc.                                     8/1/03                1,623
                5,000  Intermedia Communications                                  6/1/00              675,000
                3,670  International Wireless Communications
                         Holdings 144A                                            8/15/01               3,670
                9,970  Iridium World Com 144A                                     7/15/05           2,193,400
               29,100  Knology Holdings, Inc. 144A                                10/15/07             14,550
                8,310  McCaw International Ltd.                                   4/15/07               2,493
                3,025  Metronet Communications 144A                               8/15/07             127,050
                3,170  MGC Communications, Inc. 144A                              10/1/04             253,600
               12,730  NEXTEL Communications Inc.                                 3/15/06                 255
                8,890  Orion Network Systems                                      1/15/07             106,680
               33,580  Pagemart, Inc. 144A                                        12/31/03            251,850
               89,120  Powertel, Inc.                                             2/1/06              846,640
               30,905  President Riverboat Casinos, Inc.                          9/30/99              15,453
                3,000  RSL Communications Ltd.                                    11/15/06            303,558
                5,675  Spanish Broadcasting Systems 144A                          6/30/99           1,163,375
                2,365  Sterling Chemicals Holdings                                8/15/08              56,760
               23,545  UIH Australia/Pacific, Inc. 144A                           5/15/06             353,175
                  110  Urohealth Systems Inc.                                     4/10/04                   1
               79,200  USN Communications Inc.                                    10/15/04          1,346,400
                4,310  Vialog Corp.                                               11/15/01            258,600
                3,000  Wireless One, Inc.                                         10/19/00                 30
                  668  Wright Medical Technology, Inc. 144A                       6/30/03              66,823
                                                                                               --------------
                       Total Warrants (cost $9,266,134)                                        $   21,280,634

BRADY BONDS (--%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
          $27,010,000  Ivory Coast - 144A FLIRB collateralized FRB 2s, 2018                    $    1,499,303
           27,010,000  Ivory Coast - 144A PDI bonds FRB 1.9s, 2018                                  1,730,399
                                                                                               --------------
                       Total Brady Bonds (cost $3,730,550)                                     $    3,229,702
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $4,717,275,735) (b)                             $4,784,404,094
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $4,852,894,460.

(b)   The aggregate identified cost on a tax basis is $4,717,744,352, resulting in gross unrealized appreciation and depreciation of $210,430,374 and $143,770,632, respectively, or net unrealized appreciation of $66,659,742.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1998 was $12,389,899 or 0.3% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated issues (Note 5)

      144A after the name of a security represents those exempt from mregistration under Rule 144A of the
      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) and Floating Rate Bonds (FRB) are the current interest rates shown at May 31, 1998, which are subject to change based on the terms of the security.



--------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at May 31, 1998 (Unaudited)

                                  Market     Aggregate Face    Delivery      Unrealized
                                   Value          Value          Date       Appreciation
--------------------------------------------------------------------------------------------
French Franc                    $3,731,801     $3,768,059       9/16/98        $36,258
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,717,275,735) (Note 1)                                            $4,784,404,094
---------------------------------------------------------------------------------------------------
Cash                                                                                      5,316,335
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                83,094,186
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    3,801,662
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          139,302,293
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                               36,258
---------------------------------------------------------------------------------------------------
Total assets                                                                          5,015,954,828

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         61,782,297
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               83,711,760
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              6,846,024
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  813,674
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               55,986
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,631
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    3,577,925
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               103,946
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    6,163,125
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       163,060,368
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,852,894,460

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $4,810,760,371
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (17,844,662)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                   (7,185,866)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                        67,164,617
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $4,852,894,460

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,569,642,340 divided by 157,231,528 shares)                                                $9.98
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.98)*                                       $10.48
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,330,262,557 divided by 133,861,737 shares)**                                              $9.94
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,952,989,563 divided by 195,903,828 shares)                                                $9.97
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.97)*                                       $10.30
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                              $230,187,989
--------------------------------------------------------------------------------------------------
Dividends                                                                               16,028,135
--------------------------------------------------------------------------------------------------
Total investment income                                                                246,216,124

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        13,532,703
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           3,108,502
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          51,758
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            16,859
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,969,500
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    6,555,197
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    5,444,766
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     43,342
--------------------------------------------------------------------------------------------------
Registration fees                                                                           69,249
--------------------------------------------------------------------------------------------------
Auditing                                                                                    58,756
--------------------------------------------------------------------------------------------------
Legal                                                                                       98,244
--------------------------------------------------------------------------------------------------
Postage                                                                                     64,843
--------------------------------------------------------------------------------------------------
Other                                                                                      118,677
--------------------------------------------------------------------------------------------------
Total expenses                                                                          31,132,396
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (849,144)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            30,283,252
--------------------------------------------------------------------------------------------------
Net investment income                                                                  215,932,872
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        53,980,095
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                (21,811)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                        36,267
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                           (26,472,507)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 27,522,044
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $243,454,916
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                              1998*               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  215,932,872     $  290,676,492
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                            53,958,284         41,052,134
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                                                      (26,436,240)        64,017,168
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    243,454,916        395,745,794
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (74,597,119)      (112,832,859)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (58,141,882)       (72,788,644)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                            (101,038,533)      (105,092,366)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                      --         (2,616,295)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --         (1,687,775)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --         (2,436,813)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       191,886,833      2,393,734,681
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            201,564,215      2,492,025,723

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   4,651,330,245      2,159,304,522
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $17,844,662 and
$--, respectively)                                                                   $4,852,894,460     $4,651,330,245
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                     ended
Per-share                           May 31
operating performance           (Unaudited)                                  Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.96            $9.65            $9.52            $9.07           $10.41            $9.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .45(d)           .90              .89             1.00              .98             1.13
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .05              .32              .14              .45            (1.30)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .50             1.22             1.03             1.45             (.32)            1.83
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.48)            (.89)            (.90)           (1.00)           (1.02)           (1.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.02)              --(c)            --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.48)            (.91)            (.90)           (1.00)           (1.02)           (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.98            $9.96            $9.65            $9.52            $9.07           $10.41
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           5.11*           13.30                             16.81            (3.43)           19.88
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,569,642       $1,436,699       $1,071,702         $870,810         $653,094         $742,472
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .46*             .97             1.09             1.12             1.03              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.43*            9.17             9.24            10.35            10.87            11.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             38.55*           67.62            74.47            89.96            69.61            50.89
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                      ended                                                    For the period
Per-share                                            May 31                                                      May 16, 1994+
operating performance                            (Unaudited)                 Year ended November 30                to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.92            $9.61            $9.49            $9.05            $9.83
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41(d)           .83              .82              .92              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .06              .32              .13              .45             (.77)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .47             1.15              .95             1.37             (.29)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.45)            (.82)            (.83)            (.93)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.02)              -- (c)           --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)            (.84)            (.83)            (.93)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.94            $9.92            $9.61            $9.49            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.75*           12.52            10.52            15.94            (3.12)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,330,263       $1,143,329         $623,097         $287,877          $37,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .84*            1.72             1.84             1.85             1.02*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.05*            8.41             8.50             9.61             7.47*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              38.55*           67.62            74.47            89.96            69.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six months
                                                                       ended                                     For the year
Per-share                                                             May 31                                     Dec. 1, 1994+
operating performance                                             (Unaudited)         Year ended November 30       to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.95            $9.64            $9.51            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .44 (d)          .87              .87              .99
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .05              .33              .14              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .49             1.20             1.01             1.44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.47)            (.87)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --             (.02)              --(c)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.47)            (.89)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.97            $9.95            $9.64            $9.51
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.99*           13.05            11.15            16.72
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $1,952,990       $2,071,302         $464,506          $20,077
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .59*            1.22             1.36             1.35
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.30*            8.93             8.86            10.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               38.55*           67.62            74.47            89.96
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares within approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $60,676,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover               Expiration
  ------------------        ------------------
     $9,632,000              November 30, 1999
     16,967,000              November 30, 2002
     34,077,000              November 30, 2003

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1998, fund expenses were reduced by $849,144 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,990 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $525,263 and $14,398 from the sale of class A and class M shares, respectively and $1,160,828 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $20,521 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $2,215,722,961 and $1,882,133,765, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                           May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      32,133,395     $323,081,932
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,091,614       41,083,090
------------------------------------------------------------
                                 36,225,009      364,165,022

Shares
repurchased                     (23,255,302)    (234,251,636)
------------------------------------------------------------
Net increase                     12,969,707     $129,913,386
------------------------------------------------------------

                                            Year ended
                                         November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      84,416,332     $826,734,675
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,293,823       61,557,151
------------------------------------------------------------
                                 90,710,155      888,291,826

Shares
repurchased                     (57,530,762)    (562,643,340)
------------------------------------------------------------
Net increase                     33,179,393     $325,648,486
------------------------------------------------------------

                                         Six months ended
                                           May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      30,220,968     $302,272,003
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,886,905       28,866,282
------------------------------------------------------------
                                 33,107,873      331,138,285

Shares
repurchased                     (14,522,093)    (145,470,770)
------------------------------------------------------------
Net increase                     18,585,780     $185,667,515
------------------------------------------------------------

                                            Year ended
                                         November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      93,850,150     $918,070,746
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,708,531       36,188,311
------------------------------------------------------------
                                 97,558,681      954,259,057

Shares
repurchased                     (47,098,085)    (460,535,573)
------------------------------------------------------------
Net increase                     50,460,596     $493,723,484
------------------------------------------------------------

                                         Six months ended
                                           May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                      33,233,655     $333,658,470
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       272,839        2,736,251
------------------------------------------------------------
                                 33,506,494      336,394,721

Shares
repurchased                     (45,831,967)    (460,088,789)
------------------------------------------------------------
Net decrease                    (12,325,473)   $(123,694,068)
------------------------------------------------------------

                                            Year ended
                                         November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                     202,591,979   $1,990,624,142
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       397,255        3,884,813
------------------------------------------------------------
                                 202,989,234    1,994,508,955

Shares
repurchased                     (42,956,933)    (420,146,244)
------------------------------------------------------------
Net increase                    160,032,301   $1,574,362,711
------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                              Purchase   Sales    Dividend    Market
Affiliates                        cost   cost      Income     Value
----------------------------------------------------------------------
PSF Holdings LLC Class A        $--      $--        $--    $12,389,899



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA032-43761-060/327/702     7/98